EXHIBIT 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED
REVOLVING CREDIT LOAN AGREEMENT

GREENWOOD FINANCIAL, INC.,
A DELAWARE CORPORATION,
AND CERTAIN AFFILIATES
Borrowers

ORLEANS HOMEBUILDERS, INC.,
A DELAWARE CORPORATION
Guarantor

WACHOVIA BANK, NATIONAL ASSOCIATION
Administrative Agent

WACHOVIA CAPITAL MARKETS, LLC
Lead Arranger

BANK OF AMERICA, N.A.
Syndication Agent
SOVEREIGN BANK
Documentation Agent
MANUFACTURERS AND TRADERS TRUST COMPANY
Documentation Agent
NATIONAL CITY BANK
Documentation Agent
WACHOVIA BANK, NATIONAL ASSOCIATION
FIRSTRUST BANK
GUARANTY BANK
U.S. BANK NATIONAL ASSOCIATION
CITIZENS BANK OF PENNSYLVANIA
COMMERCE BANK, N.A.
SUNTRUST BANK
AMSOUTH BANK
FRANKLIN BANK, SSB
COMERICA BANK
COMPASS BANK, an Alabama Banking Corporation
JPMORGAN CHASE BANK, N.A.
LASALLE BANK NATIONAL ASSOCIATION
DEUTSCHE BANK TRUST COMPANY AMERICAS

Lenders

Dated:  As of November 1, 2006

FIRST AMENDMENT TO AMENDED AND RESTATED
REVOLVING CREDIT LOAN AGREEMENT

This First Amendment to Amended and Restated Revolving Credit Loan Agreement (“this Amendment”), made as of the 1st day of November, 2006 (the “Effective Date”), by and among GREENWOOD FINANCIAL, INC., a Delaware corporation (“Master Borrower”), each of the other entities identified on Schedule 1.1A that is attached hereto as “Borrowers,” the Lenders who are a party hereto, and WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent for the Lenders (“Agent”).

BACKGROUND

A.            Master Borrower, Agent, the Lenders and the Borrowers are parties to an Amended and Restated Revolving Credit Loan Agreement dated as of January 24, 2006 (the “Agreement”).  All capitalized terms used but not specifically defined herein have the meanings defined in the Agreement.

B.            The parties hereto desire to modify and amend the Agreement in the manner set forth in this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.             Definitions.

1.1           The following terms defined in Section 1.1 of this Amendment shall replace, as of the Effective Date, the definitions of such terms that were contained in Section 1.1 of the Agreement:

“Applicable Spread” means the rate per annum determined from time to time in accordance with the following:

(i) If the relevant Leverage Ratio is:	the Applicable Spread shall be:
Not greater than 1.75:1	1.65% (165 “basis points”)
Greater than 1.75:1 and not greater than 2.00:1	1.875% (187.5 “basis points”)
Greater than 2.00:1 and not greater than 2.50:1	2.00% (200 “basis points”)
Greater than 2.50:1 and not greater than 3.00:1	2.125% (212.5 “basis points”)
Greater than 3.00:1	2.25% (225 “basis points”)

(ii)           If, based on the Covenant Compliance Certificate most recently delivered by Borrowers, the ratio of (x) the book value of all land owned by Borrowers, Guarantor or any subsidiary of a Borrower or of Guarantor which is not subject to a Qualifying Agreement of Sale and on which no Unit is constructed or under construction to (y) Consolidated Adjusted Tangible Net Worth exceeds 1.50:1, the Applicable Spread that is determined pursuant to the foregoing clause (i) shall be increased by one-eighth of one percent (0.125%) per annum (that is, by 12.5 “basis points”).

(iii)          If, based on the Covenant Compliance Certificate most recently delivered by Borrowers, the Debt Service Ratio is less than 2:25:1, the Applicable Spread that is determined pursuant to the foregoing clause (i) shall be increased by one-quarter of one-percent (0.25%) per annum (that is, by 25 “basis points”).

(iv)          The adjustments to the Applicable Spread pursuant to the foregoing clauses (ii) and (iii) shall be cumulative.

(v)           The Applicable Spread shall be adjusted quarterly as provided in Section 2.4.2.

“Borrowing Base Availability” means, at any time, (i) the amount determined pursuant to Section 3.3, based on the most recently delivered Borrowing Base Certificate, minus (ii) the aggregate amount of liability of Agent under then-outstanding Financial Letters of Credit, minus (iii) the aggregate principal amount of all Permitted Subordinated Debt that by its terms matures within one (1) year.

“Consolidated Tangible Net Worth” means, as of any date, (i) Guarantor’s GAAP net worth minus (ii) goodwill, patents, trademarks, tradenames, organization expense, unamortized debt discount and expense, deferred marketing expenses and other intangibles as shown in the Financial Statements as of the last day of the Last Reported Fiscal Quarter plus (iii) the amount of any unfunded liability attributable to Guarantor’s Supplemental Executive Retirement Plan (but only to the extent of any intangible asset attributable to such plan).

“Debt Service” means, with respect to a Relevant Accounting Period, (i) interest paid (whether expensed or capitalized) as reported on Guarantor’s Financial Statements, plus (ii) required principal payments on any Debt (excluding (a) with, respect to any permitted purchase money mortgage debt, release prices paid upon the conveyance of any Unit, (b) principal payments of Loans, Swing Line Loans and Letter of Credit Advances and (c) the payment due on maturity of Guarantor’s note dated July 28, 2004, in favor of DB Homes Venture, L.P., in the original principal amount of $5,000,000) plus (iii) mandatory preferred stock dividend.

1.2           The following definitions are hereby added to Section 1.1 of the Agreement:

“Debt Service Ratio” means, as of the last day of any Fiscal Quarter, the ratio of Guarantor’s Adjusted EBITDA to Debt Service for the Relevant Accounting Period then ended.

2.             Availability of Line of Credit.  Section 2.1.1.1 of the Agreement is hereby deleted, as of the Effective Date, and the following is inserted in its place:

2.1.1.1 Provided that no Event of Default has occurred and is continuing, and subject to the terms and conditions set forth herein, commencing on the Closing Date and expiring on the Business Day immediately preceding the Maturity Date, Lenders severally, in accordance with their respective Pro Rata Shares, shall extend to Borrowers the Line of Credit, pursuant to which each Lender severally shall make advances of Loans to Borrowers in accordance with such Lender’s Pro Rata Share up to an aggregate for all Lenders of the Revolving Sublimit, provided that at no time shall Lenders be obligated to make any Loan if, as a result thereof, (i) the aggregate outstanding principal balance of all Loans and Swing Line

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Loans would exceed the then-current Borrowing Base Availability or (ii) the sum of (x) aggregate outstanding principal balance of all Loans and Swing Line Loans plus (y) the aggregate maximum liability of Lenders pursuant to then-outstanding Letters of Credit and Tri-Party Agreements would exceed the Facility Amount.  Borrowers may request Loans for the purpose of financing the acquisition, development and improvement of Real Estate and the construction thereon of Units and Improvements, for investment in Joint Ventures (subject to the limitation in Section 8.4) and for working capital, and for such other appropriate purposes to which the Requisite Lenders consent (which consent shall not be unreasonably withheld or delayed).  Borrowers may borrow, repay and re-borrow Loans at any time and from time to time prior to the Maturity Date.

3.             Swing Line Loans.

3.1           Section 2.1.3 of the Agreement is hereby deleted, as of the Effective Date, and the following is inserted in its place:

2.1.3        Amount and Availability of Swing Line Loans.

Provided that no Event of Default has occurred and is continuing, and subject to the terms and conditions set forth herein, commencing on the Closing Date and expiring on the Business Day immediately preceding the Maturity Date, Swing Line Lender shall extend to Borrowers Swing Line Loans up to, in the aggregate at any time, the Swing Line Limit, provided that at no time shall Swing Line Lender be obligated to make any Swing Line Loan if, as a result thereof, (i) the sum of (a) the aggregate outstanding principal balances of all Loans, Swing Line Loans and Letter of Credit Advances plus (b) the aggregate maximum liability of all Issuers under outstanding Letters of Credit or Tri-Party Agreements would exceed the Revolving Sublimit or (ii) the aggregate outstanding principal balances of all Loans, Letter of Credit Advances and Swing Line Loans would exceed the then-current Borrowing Base Availability.  The Borrowers may request Swing Line Loans for the purpose of the acquisition of Real Estate and the construction thereon of Units and Improvements and for working capital.  Borrowers may borrow, repay and re-borrow Swing Line Loans at any time and from time to time prior to the Maturity Date.  If a Swing Line Loan is requested at a time when any Lender is a Defaulting Lender, the amount of the available Swing Line Loan shall be reduced by such Defaulting Lender’s Pro-Rata Share thereof.

3.2           Section 2.3.3 of the Agreement is hereby deleted, as of the Effective Date, and the following is inserted in its place:

2.3.3        Swing Line Loans.

2.3.3.1     The entire outstanding principal balance of each Swing Line Loan, together with all accrued interest thereon, shall be due and payable without notice or demand on the third (3rd) Business Day after the Business Day on which such Swing Line Loan was advanced.  If a Swing Line Loan is not paid in full when due, Lenders shall make a Loan to Borrowers under the Line of Credit, the proceeds of which shall be used to repay the Swing Line Loan.  Each Loan required to be made pursuant to this Section 2.3.3.1 to repay a Swing Line

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Loan shall be made automatically by Lenders, without a Notice of Borrowing from Borrowers for such Loan.

2.3.3.2     If at a time when there are outstanding both Letter of Credit Advances and Swing Line Loans and Borrower may, pursuant to Section 2.1.1, obtain a Loan under the Line of Credit, the proceeds of such new Loan shall be applied first as provided in this Section 2.3.3 and then as provided in Section 2.3.2.

2.3.3.3     Swing Line Loans shall bear interest at the applicable Interest Rate and Borrowers shall pay to Swing Line Lender, on the 15th day of each calendar month, accrued interest on all outstanding Swing Line Loans.

2.3.3.4     Upon the making of a Swing Line Loan, each Lender shall be deemed to have purchased from Swing Line Lender a participation interest therein, in an amount equal to such Lender’s Pro Rata Share times the amount of the Swing Line Loan.  Upon demand by Swing Line Lender at any time if the Swing Line Loan for any reason is not paid when due, each Lender shall promptly provide to Swing Line Lender such Lender’s purchase price for its participation interest in such Swing Line Loan, calculated as aforesaid.  The obligation of each Lender so to provide such purchase price to Swing Line Lender shall be absolute and unconditional and shall not be affected by the occurrence of an Event of Default or of any other occurrence or event.

3.3           Article XII of the Agreement is hereby deleted.

4.             Release of Collateral.  Section 2.11.2 of the Agreement is hereby deleted, as of the Effective Date, and the following is inserted in its place:

2.11.2      If (i) the Financial Statements provided with respect to two (2) consecutive Fiscal Quarters each demonstrate that, as of the last day of the subject Fiscal Quarter, (a) the Leverage Ratio was less than or equal to 2.00:1 (b) the Debt Service Ratio was greater than or equal to 2.25:1 and (c) the ratio determined pursuant to clause (ii) of Section 8.5.2 of this Agreement was less than or equal to 1.25:1, (ii) Master Borrower delivers to Agent, prior to the expiration of the Fiscal Quarter that next follows the second of such two (2) Fiscal Quarters, written notice requesting the release by Agent of all Collateral (but not including the Guaranty) and (iii) at the time Agent receives such request (the “Collateral Release Date”) there exists no Event of Default or any fact or circumstance that, but for delivery of notice or passage of time (or both) would constitute an Event of Default, Agent shall promptly deliver to Master Borrower such release of liens, satisfaction pieces or other instruments that are appropriate to cause all Mortgages then held by Agent to be satisfied of record.  The cost of preparation of such instruments shall be Lenders’ Costs and Borrowers shall be responsible to affect the proper recording of such instruments.

5.             Apportionment of Payments.  Section 2.12.6 of the Agreement is hereby deleted, as of the Effective Date, and the following is inserted in its place:

2.12.6      Apportionment of Payments.  Aggregate principal and interest payments made by Borrowers in respect of Loans and Letter of Credit Advances (but not of Swing Line Loans) shall be apportioned proportionately to each Lender’s respective Pro Rata

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Share. Agent shall, within one (1) Business Day, distribute to each Lender its share of all payments received by Agent for the benefit of Lenders, and if any such payment is not so distributed, Agent shall pay to the intended recipient thereof interest on the unpaid amount thereof at the Federal Funds rate until paid.  All payments on account of such Swing Line Loans shall be distributed only to Swing Line Lender.

6.             Article VIII of the Agreement is hereby deleted, as of the Effective Date, and the following is inserted in its place:

ARTICLE VIII. FINANCIAL COVENANTS

So long as the Obligations shall remain unpaid or Lenders have any obligation to make Loans or issue Letters of Credit hereunder, Borrowers shall comply with the following covenants.  For purposes of all calculations made for purposes of determining compliance with the financial covenants contained in this Article VIII and the interpretation of any defined terms used in this Article VIII, assets and liabilities associated with option or land bank arrangements of any Borrower or Affiliate of Guarantor that are required to be included in the balance sheet of Guarantor, solely due to Interpretation Number 46, as issued by the Financial Accounting Standards Board in January 2003 (as revised), shall not be included within the calculation performed to determine compliance with the covenants contained in Sections 8.2, 8.3, 8.4 or 8.5 hereof.  Compliance with the covenants contained in this Article VIII shall, as appropriate, be determined on the combined Financial Statements of Guarantor (which shall include all Borrowers, Guarantor and all consolidated subsidiaries of any Borrower or Guarantor).

8.1           Debt Service Coverage.

8.1.1        As of the last day of at least two (2) Fiscal Quarters in each rolling period of five (5) consecutive Fiscal Quarters, beginning with the period of five (5) consecutive Fiscal Quarters ending September 30, 2006, the Debt Service Ratio shall be greater than or equal to 1.75:1.

8.1.2        As of the last day of each of the following Fiscal Quarters, the Debt Service Ratio shall be greater than or equal to the following applicable ratios:

Fiscal Quarters Ended	Minimum Required Debt of Service Ratio
September 30, 2006	2.25:1
December 31, 2006	2.00:1
March 31, 2007	1.65:1
June 30, 2007	1.50:1
September 30, 2007	1.50:1
December 31, 2007	1.50:1
March 31, 2008	1.65:1
June 30, 2008	1.80:1

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Fiscal Quarters Ended	Minimum Required Debt of Service Ratio
September 30, 2008	1.80:1
If the Maturity Date is postponed pursuant to Section 2.13:
December 31, 2008	1.80:1
Last day of each subsequent Fiscal Quarter	2.25:1

8.2           Consolidated Tangible Net Worth.  Guarantor shall maintain a minimum Consolidated Tangible Net Worth that at all times is equal to an amount that is not less than the sum of (i) ninety percent (90%) of Guarantor’s Consolidated Tangible Net Worth as of September 30, 2006, plus (ii) an amount equal to fifty percent (50%) of the net income of Guarantor earned during each Fiscal Quarter that ends after September 30, 2006 plus (iii) all of the net proceeds of equity securities issued by Guarantor or any of its subsidiaries after September 30, 2006.

8.3           Leverage.

8.3.1        As of the last day of each Fiscal Quarter that ends on or after September 30, 2006, and prior to the Collateral Release Date, Guarantor’s Leverage Ratio shall not exceed 3.00:1.

8.3.2        As of the last day of each Fiscal Quarter that ends on or after Collateral Release Date, Guarantor’s Leverage Ratio shall not exceed 2.25:1.

8.4           Investments in Joint Ventures.  The aggregate value of Guarantor’s and Borrowers’ investments in Joint Ventures or in any other entity that is not directly or indirectly wholly-owned by Guarantor shall at no time exceed fifteen (15%) percent of Guarantor’s Consolidated Adjusted Tangible Net Worth.

8.5           Ownership of Land.

8.5.1        On the last day of each Fiscal Quarter that ends on or after September 30, 2006, (i) the aggregate book value of all Approved Land and Raw Land owned by Borrowers, Guarantor or any subsidiary of a Borrower or Guarantor shall not exceed thirty percent (30%) of Guarantor’s Consolidated Adjusted Tangible Net Worth and (ii) the ratio of (a) the book value of all Land owned by Borrowers, Guarantor or any subsidiary of a Borrower or Guarantor which is not subject to a Qualifying Agreement of Sale and on which no Unit has been constructed or is being constructed to (b) Guarantor’s Consolidated Adjusted Tangible Net Worth shall not exceed the applicable ratio determined as follows:

Fiscal Quarter Ending	Applicable Ratio
September 30, 2006	1.85:1
December 31, 2006	1.85:1

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Fiscal Quarter Ending	Applicable Ratio
March 31, 2007	1.75:1
June 30, 2007	1.75:1
September 30, 2007	1.65:1
December 31, 2007	1.65:1
March 31, 2008 and thereafter	1.50:1

8.5.2        Notwithstanding the provisions of Section 8.5.1 hereof, on the last day of each Fiscal Quarter that ends on or after the Collateral Release Date (i) the aggregate book value of all Approved Land and Raw Land owned by Borrowers, Guarantor or any subsidiary of a Borrower or Guarantor shall not exceed twenty-five percent (25%) of Guarantor’s Consolidated Adjusted Tangible Net Worth and (ii) the ratio of (a) the book value of all Land owned by Borrowers, Guarantor or any subsidiary of a Borrower or Guarantor which is not subject to a Qualifying Agreement of Sale and on which no Unit has been constructed or is being constructed to (b) Guarantor’s Consolidated Adjusted Tangible Net Worth shall not exceed 1.25:1.

8.6           Units in Inventory.  At no time shall the aggregate number of Units (whether completed or under construction) owned by Borrowers, Guarantor or any subsidiary of Guarantor and not subject to a Qualifying Agreement of Sale exceed thirty percent (30%) of the total number of Units sold and settled by Borrowers, Guarantor and all subsidiaries of Guarantor during the immediately preceding four (4) Fiscal Quarters.

8.7           Reports Regarding Financial Covenants.  Within fifty (50) days following the end of each Fiscal Quarter, Borrowers shall submit to Agent a Covenant Compliance Certificate, in the form attached hereto as Exhibit 8.7 and executed by the chief financial officer of Guarantor, confirming that the Borrower is in compliance with the financial covenants of this Article VIII as of the dates provided herein for compliance.

7.             LSTA Provisions.  In order to reflect the documentation standards for credit facilities as contemplated by the Loan Syndications and Trading Association, the following definitions and provisions are hereby, as of the Effective Date, added to the Agreement as Article XIV thereof.  To the extent a term defined in such Article XIV is defined in Section 1.1 of the Agreement, the definition contained in such Article XIV shall replace such other definition.

ARTICLE XIV. LSTA PROVISIONS.

14.1         Additional Definitions.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by Agent.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

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“Alternate Interest Rate” means, on any day, the per annum rate of interest that is equal to the sum of (i) the Federal Funds Rate in effect on such day plus (ii) one-quarter of one percent (0.25%) per annum (that is, 25 “basis points”) plus (iii) the Applicable Spread in effect on such day.

“Amendment” means the First Amendment to Amended and Restated Revolving Credit Loan Agreement, dated as of November 1, 2006, by and among Agent, Master Borrower, the other Borrowers and Lenders.

“Approved Fund” means any Fund that is administered or managed by (i) a Lender, (ii) an Affiliate of a Lender or (iii) an entity or an Affiliate of an entity that administers or manages a Lender.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 13.9.1), and accepted by Agent, in substantially the form of Exhibit 13.9A attached hereto (which shall replace Exhibit 13.9 hereto) or any other form approved by Agent.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (i) the adoption or taking effect of any law, rule, regulation or treaty, (ii) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority or (iii) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.  “Controlling” and “Controlled” have meanings correlative thereto.

“Eligible Assignee” means (i) a Lender, (ii) an Affiliate of a Lender, (iii) an Approved Fund, and (iv) any other Person (other than a natural person) approved by (a) Agent and (b) unless an Event of Default has occurred and is continuing, Master Borrower, on behalf of all Borrowers (each such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, “Eligible Assignee” shall not include Guarantor or any of Guarantor’s Affiliates.

“Environmental Condition” means any condition affecting (i) the work place where business operations take place, or (ii) any natural resource, including without limitation the air, soil, surface and groundwater which must be reported to a Governmental Authority or which must be remediated under any of the Environmental Laws.

“Environmental Law” means any presently existing or hereafter enacted or decided federal, state or local statutory or common law relating to pollution or protection of the environment, including without limitation, any common law of nuisance or trespass, and any law or regulation relating to emissions, discharges, releases or threatened release of pollutants, contaminants or chemicals or industrial, toxic or hazardous substances or wastes into the environment (including without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use,

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treatment, storage, disposal, transport or handling of pollutants, contaminants or chemicals, or industrial, toxic or hazardous substances or wastes.

“Eurocurrency Reserve Requirements” means, for any day as applied to a Loan, a Swing Line Loan or a Letter of Credit Advance, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for hereforecy funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board of Governors of the Federal Reserve System) maintained by a member bank of the Federal Reserve System.

“Excluded Taxes” means, with respect to Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of Borrowers hereunder, (i) taxes imposed on or measured by its overall net income (however denominated), and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable Lending Office is located, (ii) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which any Borrower is located and (iii) in the case of a Foreign Lender (other than an assignee pursuant to a request by Borrowers under Section 13.9.7 hereof), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party hereto (or designates a new Lending Office) or is attributable to such Foreign Lender’s failure or inability (other than as a result of a Change in Law) to comply with Section 14.3.5 hereof, except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new Lending Office (or assignment), to receive additional amounts from Borrowers with respect to such withholding tax pursuant to Section 14.3.1 hereof.

“Federal Funds Rate” means for any day the rate per annum’(based on a year of 360 days and actual days elapsed, and rounded upward to the nearest 1/100th of one (1%)) percent announced by the Federal Reserve Bank of New York (or any successor) on such day as being the weighted average of the rates on overnight federal funds transactions arranged by Federal funds brokers on the previous trading day, as computed and announced by such Federal Reserve Bank (or any successor) in substantially the same manner as such Federal Reserve Bank computes and announces the weighted average it refers to as the “Federal Funds Effective Rate” as of the Effective Date of the Amendment; provided, if such Federal Reserve Bank (or its successor) does not announce such rate on any day, the “Federal Funds Effective Rate” for such day shall be the Federal Funds Rate for the last day on which such rate was announced.

“Foreign Lender” means any Lender that is organized under the laws of a jurisdiction other than that in which any Borrower is resident for tax purposes.  For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

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“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

“Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Indemnified Taxes” means all Taxes other than Excluded Taxes.

“Lending Office” means with respect to a Lender, the office, branch, subsidiary or affiliate of such Lender identified in the questionnaire delivered by such Lender to Agent or otherwise selected by such Lender pursuant to Section 14.7 hereof.

“LIBOR Market Index Rate” means, for any day, a rate per annum determined in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

1-month LIBOR Rate
1.0— Eurocurrency Reserve Requirements

“London Business Day” means any Business Day on which commercial banks are open for international business (including dealings in Dollar deposits) in London and in Charlotte, North Carolina.

“1-month LIBOR Rate” means, with respect to each day, the rate for U.S. dollar deposits of one month maturity as reported on Telerate page 3750 as of 11:00 a.m., London time, on such day or if such day is not a London Business Day, then the immediately preceding London Business Day (or if not so reported, then as determined by the Agent from another recognized source or interbank quotation).

“Other Taxes” means all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.

“Participant” has the meaning set forth in Section 13.9.4 hereof.

“Regulated Substances” means any substance the manufacture, storage, use, generation, treatment, disposal, transportation or other management of which is regulated by any of the Environmental Laws.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

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14.2         Alternate Interest Rate.

14.2.1      If at any time Agent or the Requisite Lenders shall have reasonably determined (which determination shall be conclusive and binding upon Borrowers) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the 1-month LIBOR Rate, Agent shall give telecopy, telephonic or written notice thereof to Master Borrower and the Lenders as soon as practicable thereafter. If such notice is given, and until such notice has been withdrawn by Agent, all Loans, Swing Line Loans and Letter of Credit Advances shall bear interest at the Alternate Interest Rate rather than by reference to the LIBOR Market Index Rate.

14.2.2      If any Lender reasonably determines that maintenance of its Loans on which interest is charged at a rate based on the LIBOR Market Index Rate at a Lending Office would violate any applicable law, rule, regulation, or directive, whether or not having the force of law, then Agent shall give telecopy, telephonic or written notice thereof to Master Borrower and the Lenders as soon as practicable thereafter. If such notice is given, and until such notice has been withdrawn by Agent, all Loans, Swing Line Loans and Letter of Credit Advances shall bear interest at the Alternate Interest Rate rather than by reference to the LIBOR Market Index Rate.

14.3         Taxes.

14.3.1      Any and all payments by or on account of any obligation of Borrowers hereunder or under any other Loan Document shall be made free and clear of and without reduction or withholding for any Indemnified Taxes or Other Taxes, provided that if Borrowers shall be required by applicable law to deduct any Indemnified Taxes (including any Other Taxes) from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section), Agent or the applicable Lender, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) Borrowers shall make such deductions and (iii) Borrowers shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

14.3.2      Without limiting the provisions of Section 14.3.1, Borrowers shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

14.3.3      Borrowers shall indemnify Agent and each Lender, within ten (10) days after demand therefore, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 14.3) paid by Agent or such Lender, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability delivered to Master Borrower by a Lender (with a copy to Agent), or by Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

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14.3.4      As soon as practicable after any payment of Indemnified Taxes or Other Taxes by Borrowers to a Governmental Authority, Borrowers shall deliver to Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to Agent.

14.3.5      Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which any Borrower is resident for tax purposes, or any treaty to which such jurisdiction is a party, with respect to payments hereunder or under any other Loan Document shall deliver to Master Borrower (with a copy to Agent), at the time or times prescribed by applicable law or reasonably requested by Master Borrower or Agent, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate of withholding.  In addition, any Lender, if requested by Master Borrower or Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by Master Borrower or Agent as will enable Borrowers or Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.  Without limiting the generality of the foregoing, in the event that a Borrower is resident for tax purposes in the United States of America, any Foreign Lender shall deliver to Master Borrower and Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of Master Borrower or Agent, but only if such Foreign Lender is legally entitled to do so), whichever of the following is applicable: (i) duly completed copies of Internal Revenue Service Form W-8BEN claiming eligibility for benefits of an income tax treaty to which the United States of America is a party, (ii) duly completed copies of Internal Revenue Service Form W-8ECI, (iii) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under section 881I of the Code, (x) a certificate to the effect that such Foreign Lender is not (A) a “bank” within the meaning of section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of Master Borrower or any Borrower within the meaning of section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in section 881(c)(3)(C) of the Code and (y) duly completed copies of Internal Revenue Service Form W-8BEN, or (iv) any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in United States Federal withholding tax duly completed together with such supplementary documentation as may be prescribed by applicable law to permit Borrowers to determine the withholding or deduction required to be made.

14.3.6      If Agent or a Lender determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by Borrowers or with respect to which Borrowers have paid additional amounts pursuant to this Section, it shall pay to Master Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by Borrowers under this Section with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of Agent or such Lender, as the case may be, and without interest (other  than any interest paid by the relevant Governmental Authority with respect to such refund), provided that Borrowers, upon the request of Agent or such Lender, agree to repay the amount so paid over to Master Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to Agent or such Lender in the event Agent or such Lender is required to repay such refund to such

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Governmental Authority.  This Section 14.3.5 shall not be construed to require Agent or any Lender to make available its tax returns (or any other information relating to its taxes that it deems confidential) to Master Borrower, any Borrower or any other Person.

14.4         Increased Costs.

14.4.1      If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except the Eurocurrency Reserve Requirements); (ii) subject any Lender to any tax of any kind whatsoever with respect to this Agreement, any participation in any Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for Indemnified Taxes or Other Taxes covered by Section 14.3 and the imposition of, or any change in the rate of, any Excluded Tax payable by such Lender); or (iii) impose on any Lender or the London interbank market any other condition, cost or expense affecting this Agreement or Loans made by such Lender or participation therein; and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Loan (or of maintaining its obligation to make any such Loan), or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or any other amount) then, upon request of such Lender, Borrowers will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

14.4.2      If any Lender determines that any Change in Law affecting such Lender or any Lending Office of such Lender or such Lender’s holding company, if any, regarding capital requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitment of such Lender or the Loans made by such Lender to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy), then from time to time Borrowers will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.

14.4.3      A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in Section 14.4.1 or 14.4.2 and delivered to Master Borrower shall be conclusive absent demonstrable error.  Borrowers shall pay such Lender the amount shown as due on any such certificate within thirty (30) days after receipt thereof.

14.4.4      Failure or delay on the part of any Lender to demand compensation pursuant to this Section 14.4 shall not constitute a waiver of such Lender’s right to demand such compensation, provided that Borrowers shall not be required to compensate a Lender pursuant to this Section for any increased costs incurred or reductions suffered more than nine (9) months prior to the date that such Lender notifies Master Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefore (except that, if the Change in Law giving rise to such increased costs or reductions is

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retroactive, then the nine (9) month period referred to above shall be extended to include the period of retroactive effect thereof).

14.5         Funding.  Section 2.12.3.2 hereof is hereby deleted and the following is inserted in its place:

2.12.3.2   Each Lender shall make the amount of its Pro Rata Share of the Loan or Letter of Credit Advance available to Agent, in same day funds, not later than noon on the Funding Date, by wire transfer to Syndication Agency Services, 201 S. College Street, Charlotte, North Carolina, ABA #053 000 219, Account #5000000061196, Ref. Orleans Homebuilders, Inc. (or to such other account as Agent may from time to time advise the Lenders by written notice).  Unless Agent shall have been notified by any Lender prior to any Funding Date in respect of any requested Loan or of such Letter of Credit Advance that such Lender does not intend to make available to Agent such Lender’s Pro Rata Share of the requested Loan or of such Letter of Credit Advance on such Funding Date, Agent may assume that such Lender has made such amount available to the requesting Borrower on such Funding Date and Agent in its sole discretion may, but shall not be obligated to, make available to the requesting Borrower a corresponding amount on such Funding Date by depositing the proceeds thereof in the designated Deposit Account of the requesting Borrower with Agent.  In such event, if a Lender has not in fact made its Pro Rata Share of the requested Loan or of such Letter of Credit Advance, available to Agent, then the applicable Lender and Borrowers severally agree to pay to Agent forthwith on demand such corresponding amount, with interest thereon, for each day from and including the date such amount is made available to Borrowers to but excluding the date of payment to Agent, at (i) in the case of a payment to be made by such Lender, the Federal Funds Rate and (ii) in the case of a payment to be made by Borrowers, the Alternate Interest Rate.  If Borrowers and such Lender shall pay such interest to Agent for the same or an overlapping period, Agent shall promptly remit to Master Borrower the amount of such interest paid by Borrowers for such period.  If such Lender pays its Pro Rata Share of such Loan or Letter of Credit Advance to Agent, then the amount so paid shall constitute such Lender’s Loan or Letter of Credit Advance.  Any payment by Borrowers shall be without prejudice to any claim Borrowers may have against a Lender that shall have failed to make such payment to Agent.

14.6         Manner and Time of Payment by Borrower.  The following is hereby added to Section 2.12.5 hereof:

2.12.5      Unless Agent shall have received notice from Master Borrower prior to the date on which any payment is due to Agent for the account of the Lenders hereunder that Borrowers will not make such payment, Agent may assume that Borrowers have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due.  In such event, if Borrowers have not in fact made such payment, then each of the Lenders severally agrees to repay to Agent forthwith on demand the amount so distributed to such Lender, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to Agent, at the Federal Funds Rate.

14.7         Designation of a Different Lending Office.  If any Lender requests compensation under Section 14.4, or requires Borrowers to pay any additional amount to any Lender or any

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Governmental Authority for the account of any Lender pursuant to Section 14.3, then such Lender, unless directed by Master Borrower not to do so, shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 14.3 or Section 14.4, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender.  Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

14.8         Survival of Indemnity.  The obligations of Borrower under Sections 14.3 and 14.4 shall survive payment of the Obligations and termination of the Agreement.

14.9         Replacement of Lenders.  If any Lender requests compensation under Section 14.4, or if Borrowers are required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 14.3, then Borrowers may, at their sole expense and effort, upon notice by Master Borrower to such Lender and Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 13.9 hereof), all of its interests, rights and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which Eligible Assignee may be another Lender, if a Lender accepts such assignment), provided that:  (i) Borrowers shall have paid to Agent the assignment fee specified in Section 13.9 of the Agreement; (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents from the assignee (to the extent of such outstanding principal and accrued interest and fees) or Borrowers (in the case of all other amounts); (iii) in the case of any such assignment resulting from a claim for compensation under Section 14.4 or payments required to be made pursuant to Section 14.3, such assignment will result in a reduction in such compensation or payments thereafter; and (iv) such assignment does not conflict with applicable law.  A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling Borrowers to require such assignment and delegation cease to apply.

14.10       Lending Office.  Each Lender may book its Pro-Rata Share of Loans and Letter of Credit Advances at any Lending Office selected by such Lender and may change its Lending Office from time to time. All terms of this Agreement shall apply to any such Lending Office and the Loans, Letter of Credit Advances and Notes issued hereunder shall be deemed held by each Lender for the benefit of any such Lending Office.  Each Lender may, by written notice to Agent and Master Borrower, designate replacement or additional Lending Offices through which Loans and Letter of Credit Advances will be made by it and for whose account Loan payments or a payment with respect to Letter of Credit Advances are to be made.

14.11       Environmental Reports.  Section 4.1.10.10 hereof is hereby deleted, as of the Effective Date, and the following is inserted in its place:

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4.1.10.10 A Phase I environmental study for such Project, dated not earlier than twelve (12) months before the date that the Project is admitted to the Borrowing Base and that complies with (i) ASTM Standard E1527-00 if the Project is admitted to the Borrower Base prior to November 1, 2006 or (ii) ASTM Standard E1527-05 if the Project is admitted to the Borrowing Base on or after November 1, 2006, which study indicates that the Real Estate is not subject to any Environmental Conditions, is in compliance with all applicable Environmental Laws, that no Regulated Substances have been disposed of in, on or under the Real Estate, and that there are no underground storage tanks in the Real Estate.

14.12       Lender Default.  The introductory paragraph of Section 11.13 hereof is hereby deleted, as of the Effective Date, and the following is inserted in its place:

If any Lender (a “Defaulting Lender”) (i) fails to fund its Pro Rata Share of any Loan or Letter of Credit Advance on or before the time required pursuant to this Agreement, (ii) fails to pay Agent, within twenty (20) days of demand (which demand shall be accompanied by invoices or other reasonable back up information demonstrating the amount owed) for such Lender’s Pro Rata Share of any out-of-pocket costs, expenses or disbursements incurred or made by Agent pursuant to the terms of this Agreement (the aggregate amount described in the foregoing clauses (i) and (ii) which the Defaulting Lender fails to pay or fund is referred to as the “Defaulted Amount”), (iii) has given notice to Agent or any Borrower that it will not make, or that it has disaffirmed or repudiated any obligation to make, any Loan hereunder (unless such notice is given by all Lenders), or (iv) has been deemed insolvent or become the subject of a bankruptcy or insolvency proceeding, then, in addition to the rights and remedies that may be available to the other Lenders (the “Non-Defaulting Lenders”) at law and in equity:

14.13       Assignment and Participation.  Section 13.9 hereof is hereby deleted, as of the Effective Date, and the following is inserted in its place:

13.9.1      Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment, Loans and Letter of Credit Advances at the time owing to it); provided that any such assignment shall be subject to the following conditions:  (i) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment, Loans and Letter of Credit Advances at the time owing to it or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; (ii) in any case not described in clause (i) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans and Letter of Credit Advances outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) (a) shall not be less than $10,000,000 and, if greater integral multiples of $1,000,000, and (b) unless such assignment is of all of the assigning Lender’s Commitment, shall not result in the assigning Lender’s retained Commitment being less than $10,000,000, unless each of Agent and, so long as no Event of Default has occurred and is continuing, Master Borrower otherwise consent (each such consent not to be unreasonably withheld or delayed); (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this

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Agreement with respect to the Loans, Letter of Credit Advances or the Commitment assigned; (iv) no consent shall be required for any assignment except (x) to the extent required by clause (ii) of this paragraph and (y) in addition, the consent of Master Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; and the consent of Agent (such consent not to be unreasonably withheld or delayed) shall be required if such assignment is to a Person that is not a Lender with a Commitment, an Affiliate of such Lender or an Approved Fund with respect to such Lender; (v) the parties to each assignment shall execute and deliver to Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 for each assignment, and the assignee, if it is not a Lender, shall deliver to Agent an Administrative Questionnaire; (vi) no such assignment shall be made to Guarantor, any Borrower or any of Guarantor’s Affiliates or Subsidiaries; and (vii) no such assignment shall be made to a natural person.  Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 13.9.1 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 13.9.4.

13.9.2      Subject to acceptance and recording thereof by Agent pursuant to Section 13.9.1, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 13.15, 14.3 and 14.4 hereof with respect to facts and circumstances occurring prior to the effective date of such assignment.

13.9.3      Agent, acting solely for this purpose as an agent of Borrowers, shall maintain at its office in Charlotte, North Carolina, a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans and Letter of Credit Advances owing to, each Lender pursuant to the terms hereof from time to time (the “Register”).  The entries in the Register shall be conclusive, and Borrowers, Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.  The Register shall be available for inspection by Borrowers and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

13.9.4      Any Lender may at any time, without the consent of, or notice to, Borrowers or Agent, sell participations to any Person (other than a natural person or Guarantor, a Borrower or any of Guarantor’s Affiliates) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans and Letter of Credit Advances owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) Borrowers, Agent and the Lenders shall continue to deal solely and directly with such

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Lender in connection with such Lender’s rights and obligations under this Agreement.  Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any  provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of Participant, agree to any amendment, modification or waiver described in Section 11.10 that requires the consent of all Lenders, that affects such Participant.  Subject to Section 13.9.5, Borrower agrees that each Participant shall be entitled to the benefits of Sections 13.15, 14.3 and 14.4 hereof  to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 13.9.1.  To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.14 as though it were a Lender, provided such Participant agrees to be subject to Section 11.14 as though it were a Lender.

13.9.5      A Participant shall not be entitled to receive any greater payment under Sections 14.3 or 14.4 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with Master Borrower’s prior written consent.  A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 14.3 unless Master Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of Borrowers, to comply with Section 14.3 as though it were a Lender.

13.9.6      Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such heref or assignee for such Lender as a party hereto.

13.9.7      Master Borrower may, by written notice to Agent and any Rejecting Lender, elect to require such Rejecting Lender to assign all, or any portion that is $10,000,000 or, if greater, an integral multiple of $1,000,000, of such Rejecting Lender’s Commitment to any Lender or, with the consent of Agent (which consent shall not unreasonably be withheld, delayed or denied), to another Eligible Investor.  In such event, the portion of the Rejecting Lender’s Commitment so designated shall be assigned by the Rejecting Lender to such Lender or Eligible Investor in accordance with this Section 13.9 within ten (10) Business Days after delivery of Master Borrower’s notice to the Rejecting Lender pursuant to this Section 13.9.6.  If a Rejecting Lender shall be so required to assign all of its Commitment, the Rejecting Lender shall continue to have the benefit of all indemnities provided herein to the Lenders.

14.14       Notices.  Notwithstanding the provisions of Section 13.10 hereof to the contrary (and to the extent of any inconsistency between this Section 14.14 and Section 13.10 the provisions of this Section 14.14 shall control):

14.14.1      Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in Section 14.14.3), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier to the addresses set forth in Section 13.10.1.

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14.14.2    Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient).  Notices delivered through electronic communications to the extent provided in Section 14.14.3, shall be effective as provided in Section 14.14.3.

14.14.3    Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified Agent that it is incapable of receiving notices under such Article by electronic communication.  Agent or Borrowers may, in its or their discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.  Unless Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address herefore.

14.14.4    Any party hereto may change its address or telecopier number for notices and other communications hereunder by notice to the other parties hereto.

14.15       Electronic Execution of Assignments.  The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

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8.             Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.

9.             Entire Agreement.  The Agreement (as amended by this Amendment), the other Loan Documents and the Fee Letter referred to in Section 2.6.1 of the Agreement contain the entire agreement and understanding among Borrowers, Lenders and Agent regarding the Facility.  All prior negotiations and discussions between or among any of the parties hereto regarding the Facility and the terms and conditions thereof are superseded by the Agreement (as amended by this Amendment), the other Loan Documents, and such Fee Letter.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal the day and year set forth above.

Master Borrower:	Greenwood Financial, Inc., a Delaware corporation

	By:	Joseph A. Santangelo
Joseph A. Santangelo Vice President

Corporate Borrowers:	Masterpiece Homes, Inc.
OHB Homes, Inc.
Orleans Corporation
Orleans Corporation of New Jersey
Orleans Construction Corp.
Parker & Lancaster Corporation
Parker & Orleans Homebuilders, Inc.
Sharp Road Farms, Inc.

	By:	Joseph A. Santangelo
Joseph A. Santangelo Vice President

[Borrowers’ signatures continued on the following page]

Limited Liability Company
Borrowers:		Meadows at Hyde Park, LLC
OPCNC, LLC
Orleans at Bordentown, LLC
Orleans at Cooks Bridge, LLC
Orleans at Covington Manor, LLC
Orleans at Crofton Chase, LLC
Orleans at East Greenwich, LLC
Orleans at Elk Township, LLC
Orleans at Evesham, LLC
Orleans at Hamilton, LLC
Orleans at Harrison, LLC
Orleans at Hidden Creek, LLC
Orleans at Jennings Mill, LLC
Orleans at King Ranch, LLC
Orleans at Lambertville, LLC
Orleans at Lyons Gate, LLC
Orleans at Mansfield, LLC
Orleans at Maple Glen, LLC
Orleans at Meadow Glen, LLC
Orleans at Millstone, LLC
Orleans at Millstone River Preserve, LLC
Orleans at Moorestown, LLC
Orleans at Tabernacle, LLC
Orleans at Upper Freehold, LLC
Orleans at Wallkill, LLC (f/k/a Kabro of Middletown, LLC)
Orleans at Westampton Woods, LLC
Orleans at Woolwich, LLC
Orleans DK, LLC
Parker Lancaster, Tidewater, LLC

	By:	Joseph A. Santangelo
Joseph A. Santangelo Vice President

[Borrowers’ signatures continued on the following page]

Limited Partnership
Borrowers:
Brookshire Estates, L.P.(f/k/a Orleans at Brookshire Estates, L.P.)
Orleans at Aston, LP
Orleans at Falls, LP
Orleans at Limerick, LP
Orleans at Lower Salford, LP
Orleans at Thornbury, LP
Orleans at Upper Saucon, L.P.
Orleans at Upper Uwchlan, LP
Orleans at West Bradford, LP
Orleans at West Vincent, LP
Orleans at Windsor Square, LP
Orleans at Wrightstown, LP
Stock Grange, LP
	By:	OHI PA GP, LLC, sole General Partner

		By:	Joseph A. Santangelo
Joseph A. Santangelo Vice President

Orleans RHIL, LP
Realen Homes, L.P.
	By:	RHGP, LLC, sole General Partner
		By:	Orleans Homebuilders, Inc.,
Authorized Member

			By:	Joseph A. Santangelo
Joseph A. Santangelo Chief Financial Officer

Guarantor:	Orleans Homebuilders, Inc., a Delaware corporation

	By:	Joseph A. Santangelo
Joseph A. Santangelo Chief Financial Officer

[Lenders’ signatures on the following pages]

Agent:	Wachovia Bank, National Association

	By:	Jeffrey D. Wallace
Jeffrey D. Wallace Senior Vice President

LENDER SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF NOVEMBER 1, 2006:

WACHOVIA BANK,
NATIONAL ASSOCIATION

By:	Jeffrey D. Wallace
Jeffrey D. Wallace, Senior Vice President

LENDER SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF NOVEMBER 1, 2006:

BANK OF AMERICA, N.A.

By:	Sean Finnegan
	Name:	Sean Finnegan
	Title:	Senior Vice President

LENDER SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF NOVEMBER 1, 2006:

SOVEREIGN BANK

By:	Ernest J. Kociban
	Name:	Ernest J. Kociban
	Title:	Senior Vice President

LENDER SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF NOVEMBER 1, 2006:

MANUFACTURERS AND TRADERS TRUST COMPANY

By:	Bernard T. Shields
	Name:	Bernard T. Shields
	Title:	Vice President

LENDER SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF NOVEMBER 1, 2006:

NATIONAL CITY BANK

By:	Brian Gallagher
	Name:	Brian Gallagher
	Title:	Vice President

LENDER SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF NOVEMBER 1, 2006:

FIRSTRUST BANK

By:	Gary S. Kinn
	Name:	Gary S. Kinn
	Title:	Vice President

LENDER SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF NOVEMBER 1, 2006:

GUARANTY BANK

By:	Linda Garcia
Name: Linda Garcia
Title: Senior Vice President

LENDER SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF NOVEMBER 1, 2006:

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

LENDER SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF NOVEMBER 1, 2006:

CITIZENS BANK OF PENNSYLVANIA

By:	Michael J. DiSanto
Name: Michael J. DiSanto
Title: Senior Vice President

LENDER SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF NOVEMBER 1, 2006:

COMMERCE BANK, N.A.

By:	Joseph L. Rago
Name: Joseph L. Rago
Title: Vice President

LENDER SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF NOVEMBER 1, 2006:

SUNTRUST BANK

By:	W. John Wendler
Name: W. John Wendler
Title: Senior Vice President

LENDER SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF NOVEMBER 1, 2006:

AMSOUTH BANK

By:	Daniel McClurkin
Name: Daniel McClurkin
Title: Assistant Vice President

LENDER SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF NOVEMBER 1, 2006:

FRANKLIN BANK, SSB

By:	Virgil J. Haplea
Name: Virgil J. Haplea
Title: Senior Vice President

LENDER SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF NOVEMBER 1, 2006:

COMERICA BANK

By:	Adam Sheets
Name: Adam Sheets
Title: Account Officer

LENDER SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF NOVEMBER 1, 2006:

COMPASS BANK, an Alabama Banking Corporation

By:	Johanna Duke Paley
Name: Johana Duke Paley
Title: Senior Vice President

LENDER SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF NOVEMBER 1, 2006:

JPMORGAN CHASE BANK, N.A.

By:	Elizabeth Ritenour
Name: Elizabeth Ritenour
Title: Vice-President

LENDER SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF NOVEMBER 1, 2006:

LaSALLE BANK, N.A.

By:	Brian K. Davis
Name: Brian K. Davis
Title: Senior Vice President

LENDER SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT WITH GREENWOOD FINANCIAL, INC. AS MASTER BORROWER, DATED AS OF NOVEMBER 1, 2006:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	Omayra Laucella
Name: Omayra Laucella
Title: Vice President

By:	Susan LeFevre
Name: Susan LeFevre
Title: Vice President

Schedule 1.1A—Schedule of Borrowers

Master:	Greenwood Financial, Inc.

Corporate:
Masterpiece Homes, Inc.
OHB Homes, Inc.
Orleans Corporation
Orleans Corporation of New Jersey
Orleans Construction Corp.
Parker & Lancaster Corporation
Parker & Orleans Homebuilders, Inc.
Sharp Road Farms, Inc.

Limited Liability Companies:

Meadows at Hyde Park, LLC
OPCNC, LLC
Orleans at Bordentown, LLC
Orleans at Cooks Bridge, LLC
Orleans at Covington Manor, LLC
Orleans at Crofton Chase, LLC
Orleans at East Greenwich, LLC
Orleans at Elk Township, LLC
Orleans at Evesham, LLC
Orleans at Hamilton, LLC
Orleans at Harrison, LLC
Orleans at Hidden Creek, LLC
Orleans at Jennings Mill, LLC
Orleans at King Ranch, LLC
Orleans at Lambertville, LLC
Orleans at Lyons Gate, LLC
Orleans at Mansfield, LLC
Orleans at Maple Glen, LLC
Orleans at Meadow Glen, LLC
Orleans at Millstone, LLC
Orleans at Millstone River Preserve, LLC
Orleans at Moorestown, LLC
Orleans at Tabernacle, LLC
Orleans at Upper Freehold, LLC
Orleans at Wallkill, LLC (f/k/a Kabro of Middletown, LLC)
Orleans at Westampton Woods, LLC
Orleans at Woolwich, LLC
Orleans DK, LLC
Parker Lancaster, Tidewater, LLC

(Schedule of Borrowers continued on the following page)

Limited Partnerships:

Brookshire Estates, L.P. (f/k/a Orleans at Brookshire Estates, L.P.)
Orleans at Aston, LP
Orleans at Falls, LP
Orleans at Limerick, LP
Orleans at Lower Salford, LP
Orleans RHIL, LP
Orleans at Thornbury, LP
Orleans at Upper Saucon, L.P.
Orleans at Upper Uwchlan, LP
Orleans at West Bradford, LP
Orleans at West Vincent, LP
Orleans at Windsor Square, LP
Orleans at Wrightstown, LP
Realen Homes, L.P.
Stock Grange, LP

Exhibit 13.9A

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each](1) Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each](2) Assignee identified in item 2 below ([the][each, an] “Assignee”).  [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees](3) hereunder are several and not joint.](4)  Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by [the][each] Assignee.  The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below (including without limitation any letters of credit, guarantees, and swingline loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively

(1)                     For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language.  If the assignment is from multiple Assignors, choose the second bracketed language.

(2)                     For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language.  If the assignment is to multiple Assignees, choose the second bracketed language

(3)                     Select as appropriate

(4)                     Include bracketed language if there are either multiple Assignors or multiple Assignees as [the][an] “Assigned Interest”).  Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor.

1.	Assignor[s]:

2.	Assignee[s]:

[for each Assignee, indicate [Affiliate] of [identify Lender]

3.	Borrowers:	Greenwood Financial, Inc., a Delaware corporation, and certain of its affiliates

4.	Administrative Agent:	Wachovia Bank, National Association, as the administrative agent under the Credit Agreement

5.	Credit Agreement:

The $650,000,000 Amended and Restated Revolving Credit Loan Agreement
dated as of January 24, 2006, among Greenwood Financial, Inc. and certain of its affiliates, the Lenders parties thereto, and Wachovia Bank,
National Association, as administrative agent, as amended.

6.	Assigned Interest[s]:

Assignor[s](5)	Assignee[s](6)	Aggregate Amount of Commitment/Loans for all Lenders	Amount of Commitment/Loans Assigned(7)	Percentage Assigned of Commitment/Loans(8)	CUSIP Number
		$	$	%
		$	$	%
		$	$	%

[7.	Trade Date:	(9)

(5)                     List each Assignor, as appropriate

(6)                     List each Assignor, as appropriate

(7)                     Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

(8)                     Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

(9)                     To be completed if the Assignor(s) and the Assignee(s) intend that the minimum assignment amount is to be determined as of the Trade Date

Effective Date:                       , 20      [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR[S] (10)
[NAME OF ASSIGNOR]

By:
Title:

[NAME OF ASSIGNOR]

By:
Title:

ASSIGNEE[S] (10)
[NAME OF ASSIGNEE]

By:
Title:

[NAME OF ASSIGNEE]

By:
Title:

Consented to and Accepted:

WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent

By
Title:

[Consented to:](11)

Greenwood Financial, Inc.

By
Title:

(10)               Add additional signature blocks as needed

(11)               To be added only if the consent of the Borrower is required by the terms of the Credit Agreement

STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION

1.             Representations and Warranties.

1.1           Assignor[s].  [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2.          Assignee[s].  [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 13.9 of the Credit Agreement (subject to such consents, if any, as may be required under Section 13.9.1 of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 7.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, and (vii) if it is a Foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2.             Payments.  From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant]  Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date.

3.             General Provisions.  This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption.  This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the Commonwealth of Pennsylvania.